Exhibit 16(b)

GOLDMAN SACHS VARIABLE INSURANCE TRUST

(a Delaware Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Ashok N. Bakhru, hereby constitutes and appoints Gary D. Black, James A. Fitzpatrick, Christopher Keller, James A. McNamara, John W. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 31, 2003

/s/ Ashok N. Bakhru
Ashok N. Bakhru

GOLDMAN SACHS VARIABLE INSURANCE TRUST

(a Delaware Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Gary D. Black, hereby constitutes and appoints Gary D. Black, James A. Fitzpatrick, Christopher Keller, James A. McNamara, John W. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 31, 2003

/s/ Gary D. Black
Gary D. Black

GOLDMAN SACHS VARIABLE INSURANCE TRUST

(a Delaware Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Patrick T. Harker, hereby constitutes and appoints Gary D. Black, James A. Fitzpatrick, Christopher Keller, James A. McNamara, John W. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 31, 2003

/s/ Patrick T. Harker
Patrick T. Harker

GOLDMAN SACHS VARIABLE INSURANCE TRUST

(a Delaware Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, James A. McNamara, hereby constitutes and appoints Gary D. Black, James A. Fitzpatrick, Christopher Keller, James A. McNamara, John W. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 31, 2003

/s/ James A. McNamara
James A. McNamara

GOLDMAN SACHS VARIABLE INSURANCE TRUST

(a Delaware Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Mary Patterson McPherson, hereby constitutes and appoints Gary D. Black, James A. Fitzpatrick, Christopher Keller, James A. McNamara, John W. Perlowski and Howard B. Surloff, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 31, 2003

/s/ Mary Patterson McPherson
Mary Patterson McPherson

GOLDMAN SACHS VARIABLE INSURANCE TRUST

(a Delaware Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, John M. Perlowski, hereby constitutes and appoints Gary D. Black, James A. Fitzpatrick, Christopher Keller, James A. McNamara, and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 31, 2003

/s/John M. Perlowski
John M. Perlowski

GOLDMAN SACHS VARIABLE INSURANCE TRUST

(a Delaware Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Alan A. Shuch, hereby constitutes and appoints Gary D. Black, James A. Fitzpatrick, Christopher Keller, James A. McNamara, John W. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 31, 2003

/s/ Alan A. Shuch
Alan A. Shuch

GOLDMAN SACHS VARIABLE INSURANCE TRUST

(a Delaware Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Wilma J. Smelcer, hereby constitutes and appoints Gary D. Black, James A. Fitzpatrick, Christopher Keller, James A. McNamara, John W. Perlowski and Howard B. Surloff, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 31, 2003

/s/ Wilma J. Smelcer
Wilma J. Smelcer

GOLDMAN SACHS VARIABLE INSURANCE TRUST

(a Delaware Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Richard P. Strubel, hereby constitutes and appoints Gary D. Black, James A. Fitzpatrick, Christopher Keller, James A. McNamara, John W. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 31, 2003

/s/ Richard P. Strubel
Richard P. Strubel

GOLDMAN SACHS VARIABLE INSURANCE TRUST

(a Delaware Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Kaysie P. Uniacke, hereby constitutes and appoints Gary D. Black, James A. Fitzpatrick, Christopher Keller, James A. McNamara, John W. Perlowski and Howard B. Surloff, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 31, 2003

/s/ Kaysie P. Uniacke
Kaysie P. Uniacke